Exhibit 99.1

Unlocking Significant Value of Long - Term Assets June 8, 2022

2 Disclosure Forward - Looking Statements This presentation contains forward - looking statements, including guidance for fiscal years 2022 and beyond, within the meaning o f Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward - looking statements ar e based on Limoneira's current expectations about future events and can be identified by terms such as "expect," "may," "anticipate," "intend," "sho uld be," "will be," "is likely to," "strive to," and similar expressions referring to future periods. Limoneira believes the expectations reflected in the forward - looking statements are reasonable but cannot guarantee future resul ts, level of activity, performance or achievements. Actual results may differ materially from those expressed or implied in the forward - looking statements. Therefo re, Limoneira cautions you against relying on any of these forward - looking statements. Factors which may cause future outcomes to differ materially from th ose foreseen in forward - looking statements include, but are not limited to: additional impacts from the current COVID - 19 pandemic, changes in laws, regulations, rules, quotas, tariffs and import laws; weather conditions that affect production, transportation, storage, import and export of fresh product; increased press ure from crop disease, insects and other pests; disruption of water supplies or changes in water allocations; pricing and supply of raw materials and products; mar ket responses to industry volume pressures; pricing and supply of energy; changes in interest and currency exchange rates; availability of financing for land dev elopment activities; political changes and economic crises; international conflict; acts of terrorism; labor disruptions, strikes or work stoppages; loss of im portant intellectual property rights; inability to pay debt obligations; inability to engage in certain transactions due to restrictive covenants in debt instrumen ts; government restrictions on land use; and market and pricing risks due to concentrated ownership of stock. Other risks and uncertainties include those that are des cri bed in Limoneira's SEC filings which are available on the SEC's website at http://www.sec.gov . Limoneira undertakes no obligation to subsequently update or revise the forward - looking statements made in this presentation, except as required by law. Non - GAAP Financial Measures Due to significant depreciable assets associated with the nature of the Company's operations and interest costs associated wi th its capital structure, management believes that earnings before interest, income taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA, which exc lud es loss on stock in Calavo and sale and disposable of property assets when applicable, is an important measure to evaluate the Company's results of operatio ns between periods on a more comparable basis. Such measurements are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP" ) a nd should not be construed as an alternative to reported results determined in accordance with GAAP. The non - GAAP information provided is unique to the Com pany and may not be consistent with methodologies used by other companies. EBITDA and adjusted EBITDA are summarized and reconciled to net (loss) in come attributable to Limoneira Company, which management considers to be the most directly comparable financial measure calculated and presented i n a ccordance with GAAP.

Limoneira is an agricultural and development company that seeks to not only maximize value for its customers and shareholders, but to enhance its legacy as a steward of both its natural and human resources. To that effect, Limoneira employs sustainable practices in all aspects of operations.

8,500 U.S. FRUIT - BEARING ACRES 1 4 Founded in 1893, Limoneira Has a Strong Asset Base and Is Well - Positioned for Continued Global Expansion. Year - round global supplier of citrus that eliminates seasonality for customers Real Estate Development Project expected revenue during the next five fiscal years, beginning in fiscal year 2022 $95 M + Business Venture 365 / 24 / 7 Agricultural Land and Water Assets of non - agricultural real estate assets either currently being developed or available for future monetization 600 ACRES of land assets with owned water rights, usage rights, and pumping rights 28,000 ACRE FEET of rich agricultural lands and water assets in California, Arizona, Chile and Argentina 15,400 ACRES with an additional 1,000 acres throughout California and Arizona estimated to become fruit - bearing over the next four years

5 2 3 4 1 5 Strategic Objectives and Priorities Expanding One World of Citrus Œ Asset Light Business Model Improve ESG Efforts Unlocking Market Value of Balance Sheet Assets Digital Transformation Plan Real Estate Developments

Streamline operations and sell non - strategic assets 6 Expected Outcomes of New Strategic Objectives and Priorities Increase EBITDA and Dividend Per Share Reduce debt and right - size the balance sheet Improve return on invested capital (ROIC) Transition One World of Citrus to an “asset light” model 1 4 3 5 6 Improve Consistency of earnings 2

Experienced Senior Management Team. Harold Edwards President / CEO Mark Palamountain Chief Financial Officer John Carter Vice President of Sales 32 years industry experience Joined Limoneira in 2003 Member of one of the farming families associated with the Company over its long history 24 years finance experience Joined Limoneira in 2012 Promoted to CFO in January 2018 17 years sales experience Joined Limoneira in 2010 Promoted to Vice President of Sales in December 2018 Broadpoint.Capital 7

New business model to focus on growth of “asset light” sales 8 Expanding One World of Citrus with an Asset Light Model Focus on growth of “asset light” sales using more Grower Partner fruit in order to reduce impact of pricing volatility and challenging farming costs – In lemons targeting 70% Grower Partner fruit and 30% Limoneira fruit Developing best - in - class grower services to recruit and a retain Grower Partners Focus on growth of “asset light” sales by limiting global production as supply base Leveraging existing supply chain to increase Agency business from other suppliers Increase grower partner business in North America Increase agency business in South America

Expanding One World of Citrus 1 Œ

# A Vertically Integrated Player Within a Highly Fragmented Space.

**~13%**

OF TOTAL U.S. LEMON CROP MARKETED AND DISTRIBUTED IN 2020 WERE LIMONEIRA LEMONS

LIMONEIRA

COMPARED TO **~4%** IN **2011**
UP **228%**

| Limoneira Delivers | Limoneira's Vertical Integration & Scale Enable |
|---|---|
| High-quality products | Increased operating leverage and flexibility |
| Integrated farm-to-customer supply chain | |
| Low-cost production | Enhanced customer service and satisfaction |
| Diverse global sourcing and distribution network | |
| Superior product mix | Higher growth and margins |
| Global scale and customer base | |

10 VERTICAL MODEL LIMONEIRA

Year - round global supplier of citrus that eliminates seasonality for customers. 11 FARMING Lemons Avocados Oranges Global End Markets DAYS PER YEAR DAYS PER WEEK HOURS PER DAY 300k MEXICAN & SOUTH AFRICAN SOURCED GROWERS 365 / 24 / 7 6.2M CARTONS OF FRESH LEMONS SOLD IN 2021 1 Billion Lemons

Limoneira processes, packages, ships, markets and distributes lemons from its farms and other growers. 12 INTERNATIONAL PRESENCE A Hub of Key Services to a Growing Portion of the Global Lemon Farming Industry. 100k Mexico/South Africa Sourced Growers 4.2 M USA LEMON CARTON ACTUALS FY21 2.1 M 2.1 M 1.1 M Chile 700 k 400 k 800k Argentina 400 k 400 k 100 k Limoneira grown lemons Outside or Affiliate Growers using Limoneira hub services *6.2M x 150/ ctn = 930M lemons

End Customers We enable outside and affiliated citrus/produce growers to gain access to the most rewarding end markets and key customer points of entry. 13 CRITICAL PARTNERSHIPS Providing a Critical Link Between Highly Fragmented Citrus Growers and Diverse End Markets. Growers Packers Marketers / Distributors INTEGRATED. SCALED. GLOBAL. Retail, Food Service, Manufacturing Supply Partners Limoneira Citrus

# Transformed Our Packing Facility Into a Highly Automated Packing Platform.



Current Packing Facility

**14%** more lemons packed

**25%** increase in third-party packings

**$29M** was spent modernizing and streamlining facilities to be state-of-the-art (in 2016)

**3X** amount of fruit processed in same amount of time

**70%** of pre-existing labor needed in current packinghouse

## TODAY

### TARGETED GROWTH AREAS IN AUTOMATED PACKING



Facilities are currently operating at

**~65% capacity**

**Now able to grow through additional packing of third-party fruit or Limoneira citrus.**



**All Limoneira avocados, oranges and specialty crop are sold to packinghouses and processors in the U.S.**

14 PACKING PLATFORM LIMONEIRA

7.2 7.1 8.3 8.4 8.9 2016 2017 2018 2019 2020 15 AVOCADO GROWTH Expect long - term Growth in Avocados. REVENUE $10.8 $9.5 $6.6 $5.4 $8.8 $6.8 2016 2017 2018 2019 2020 2021 U.S. Pounds per Person Dollars in Millions 4% of 2021 agricultural revenue 2.2% U.S. Market Share one of the largest growers 800 current producing acres 500 incremental acres of capacity to be added 98% Hass avocadoes Avocado Highlights The California avocado crop typically experiences alternating years of high and low production due to plant physiology. The California avocado crop experienced extreme heat in FY18, which caused minimal contribution in FY19, but normal production capacity resumed in FY20. The California avocado crop experienced a lack of rainfall in FY21, which reduced the overall size of the actual avocado fruit pieces. CONSUMPTION Sources: US Department of Agriculture; Economic Research Service; 2019 per capita availability: fresh fruit, ers.usda.gov, October 2020

16 SPECIALTY CROPS Limoneira’s specialty crops open doors to customers looking for varietal, local, organically - grown produce. PINK LEMONS MINNEOLA TANGELOS SATSUMA MANDARINS PUMMELOS PISTACHIOS WINE GRAPES Limoneira Pink Lemons

4.1 4.3 4.3 4.8 5 .0 2016 2017 2018 2019 2020 $85 $94 $104 $150 $138 $143 2016 2017 2018 2019 2020 2021 Expect Long - Term Increase in Global Demand for Fresh Citrus. CONSUMPTION CONSUMPTION $6.1 $7.1 $8.9 $6.0 $7.7 $4.4 2016 2017 2018 2019 2020 2021 U.S. Pounds per Person Dollars in Millions Dollars in Millions REVENUE REVENUE U.S. Pounds per Person 17 GLOBAL DEMAND LEMON ORANGE* Sources: US Department of Agriculture; Economic Research Service; Per capita availability: fresh fruit, ers.usda.gov, October 20 20 Per capita consumption of fresh fruit in the United States in 2020, by selected fruit type (in pounds) *Orange includes orang es and temples. 9.2 8.5 8.1 8.2 9.4 2016 2017 2018 2019 2020

7.2 7.2 7.3 7.4 2016 2017 2018 2019 U.S. Pounds per Person Dollars in Millions $4.0 $5.0 $5.1 $5.2 $5.8 $7.3 2016 2017 2018 2019 2020 2021 Global Demand for Fresh Citrus Continues to Grow. GLOBAL DEMAND SPECIALTY CITRUS CONSUMPTION REVENUE Sources: US Department of Agriculture; Economic Research Service; 2019 per capita availability: fresh fruit, ers.usda.gov, Oc tob er 2020 18

This success with Brokered Fruit draws even more third - party growers to the Limoneira packing, processing and sales system 19 BROKERED FRUIT Revenue for Brokered Fruit, with Limoneira as the Principal Party in the Transaction, Showed Massive Gains in FY21. BENEFIT: Offsets seasonally slower quarters for global customers $0.8 $0.5 $1.5 $4.2 $12.2 $29.3 2016 2917 2018 2019 2020 2021 Dollars in Millions BROKERED FRUIT Brokered Fruit Revenue Up 241% In FY21 from FY20 REVENUE

2 Unlocking Market Value of Balance Sheet Assets

21 PORTFOLIO VALUE Have Identified $100 Million of Near - Term Asset Sales AS OF AUGUST 31, 2021 ACRES FMV 1 NET BOOK VALUE Real estate assets 600 $100M – $150M $87M Agricultural assets (land, buildings, orchards, water) 15,400 $475M – $600M $245M Other assets $25M – $30M $19M Less estimated current debt ($130M) ($130M) NET ASSET VALUE *Pre - Tax $470M – $650M $221M NET ASSET VALUE PER SHARE *Based on 18,393,192 Shares Outstanding $25.50 – $36.25 $12.00 (1): Fair Market Value (“FMV”) of Real Estate Assets is not a GAAP financial measure and should not be considered as an alter nat ive to net book value of real estate assets, the most directly comparable financial measure calculated and presented in accordance with GAAP. FMV is estimated as a set of value ranges from recent comparable sales in each region the company owns real estate assets.

22 WATER RIGHTS Holding Significant Valuation in our Ownership Over Water Rights. Water Assets Water rights, usage rights, and water pumping rights associated with Limoneira land ~ 28,000 ACRE FEET OF OWNED WATER RIGHTS $10k – $40k PER ACRE FOOT Range of recent water rights sales in CA/AZ Substantial investments made in water companies to support and exceed farming needs Established partnership for potential monetization of Colorado River water rights Compounded annually since 1974 5.9% SOUTHERN CALIFORNIA WATER PRICE ESCALATION

23 REAL ESTATE OWNERSHIP Owns Premium Land in Central/Southern California, Arizona, Chile, Argentina, and a Variety of Commercial Properties. Land in Chile & Argentina Office Buildings District I, II & III Packinghouses Premium land Commercial property Premium land and commercial property assets La Serena, Chile Jujuy, Argentina Ducor, CA Poterville, CA Lindsay, CA Paso Robles, CA Santa Paula, CA Yuma, AZ

Reducing our Carbon Footprint 24 COMMUNITY WELLBEING Serving Our Surrounding Communities to Develop More Productive Relationships with our Stakeholders. Feeding Farmers Providing Land for Medical Pavilion Sponsoring Communities Building Housing for Workers Reducing Pesticides

Real Estate Developments 3

# Diversified Revenue Stream Includes Monetizing Non-Core Agribusiness Land.

Limoneira entered a partnership with the Lewis Group of Companies to develop “Harvest at Limoneira”— a residential and commercial real estate project.

## Fiscal Year Residential Closings

| 2019 | 2020 | 2021 |
|---|---|---|
| 210 | 144 | 232 |

**Nationally Recognized Homebuilder Partners**

LENNAR · kb HOME · KHovnanian Homes · RICHMOND AMERICAN HOMES



**Partnership cash distributions expected in FY22**

**Total cash distributions expected to be $95M+ over next five years from 1,500+ residential lots**

| | | |
|---|---|---|
| PHASE 1: **COMPLETE** | HARVEST – AT LIMONEIRA – | **586** RESIDENTIAL UNITS CLOSED |
| PHASE 2: **ENTIRE PHASE UNDER NEGOTIATION** | | **554** RESIDENTIAL UNITS |

26 REAL ESTATE PARTNERS & CLOSINGS LIMONEIRA®

27 NEW DEVELOPMENT Harvest at Medical Pavilion EAST AREA 2 STRATEGICALLY LOCATED CLOSE TO HARVEST AT LIMONEIRA DEVELOPMENT PROJECT Provides upside to initial expected cash flow of $95 M + ~25 ACRES OF EAST AREA 2 INTENDED FOR MEDICAL CAMPUS LOT 1 TO BE DEDICATED MEDICAL OFFICE BUILDINGS LOT 2 TO AN ACUTE CARE HOSPITAL Phase 1 includes Phase 1 Entered into letter of intent with Pacific Coast Investments, Inc. on July 14, 2021

28 FINANCIAL STATUS & PROJECTIONS Harvest at Limoneira CURRENT HARVEST AT LIMONEIRA CASH FLOW PROJECTIONS Fiscal Years 2022E 2023E 2024E 2025E 2026E Total Annual Projected Distribution $8M $15M $27M $30M $15M PROJECT STATUS Cash Flow Potential Approximately $115M over the life of the project (of which $20M has already been received) Lot Sales 586 lot closings and GAAP Earnings to date Acres 550 Total Expected Units 1,500 units (potential for increased units)

Profits from sale of non - essential assets and real estate development will be used to reduce existing debt, fund acquisitions, as investment to increase farming efficiencies and to expand packing capabilities 29 Future Conversion of Select Non - Core Land.

4 ESG Efforts

31 Invest in regenerative agricultural practices Invest In Focus on sustainability Focus On Evolve governance structure Evolve RESPONSIBLE PRACTICES Limoneira remains committed to enhancing and improving ESG scores Continued Commitment to Improve ESG Scores. Expand Expand relationship with Agromin

32 RESPONSIBLE PRACTICES Evolution of Board Structure and Composition to Enhance Effectiveness. Evolving Governance Structure 1 2 3 4 New committee leadership to affect positive change Key Milestones Establishing best governance practices 1 2 3 4 5 Unanimous board approval of strategic plan and ESG initiatives Elizabeth Mora appointed to oversee Nomination and Corporate Governance Committee; More than 10 years of public company experience 360 annual board assessment underway Edgar Terry appointed to lead Risk Committee; Focused on ESG, Cyber, and aligning risks commensurate with new road map strategy Scott Slater appointed to lead Compensation Committee; Experienced public company CEO with keen understanding of aligning pay and performance Focusing on inclusivity Seeking to maintain core competencies consistent with strategic direction

Limoneira has been treading lightly on the land since its founding 129 years ago — long before sustainability entered the modern lexicon. 33 RESPONSIBLE PRACTICES Commitment to ESG is Deeply Embedded in Our Culture. Leader for Ventura County in the use of responsible water management practices Working with Associates Insectary since 1917 to minimize use of pesticides by releasing beneficial insects into orchards. Only citrus fruit grower in the United States to be GLOBAL GAP certified from tree to truck.* Pioneering Water Techniques Minimizing Pesticides GLOBAL GAP Certified Implemented Tesla’s 400kWh scalable energy storage system, enabling Limoneira to be 50% off the grid (goal to be 100% of by 2023) Scalable Energy Storage 20 - acre facility receives 200+ tons per day of organic green waste that would otherwise be transported to landfills Organic Green Waste 7 solar installations across our operations producing 7M KW annually, enabling Limoneira to reduce 86,830 tons of CO2 over a 25 year period Solar Energy Production

34 HOUSING & COMMUNITY SUPPORT Investing in the Power of People Through Properties. One of the first agricultural employers to offer on - campus housing to their workers Donated over $2.5 million to support schools, community and industry organizations in Ventura, Santa Barbara, San Luis Obispo, and Tulare counties, and Yuma, Arizona Workforce Housing Community Support Rental Properties 245 FARM WORKER HOUSING UNITS 3% OF 2021 REVENUE Stable Tenant Base Majority of tenants are Company employees Attrition Mitigation Rental operations play important role in keeping a reliable workforce Steady Cash Flow Income from properties support expansion in citrus division Feeding Farmers Program run by Limoneira

Digital Transformation Plan 5

A Real - Time Digital Information System to Increase Efficiency Across the Supply Chain. Greater yield and quality Improved efficiencies within harvest and packing teams Sales team able to improve fresh utilization 36 DIGITAL MONITORING Sensors located in every block of Limoneira’s ranches to gather consistent data. MOISTURE LEVELS IN SOIL MOISTURE LEVELS IN TREES TEMPERATURE WIND END RESULTS DATA COLLECTION DATA ANALYSIS Monitors daily tree health & fruit growth Identifies labor & distribution needs Predicts right time to harvest Matches harvests, fruit grades & sizes to global demand OUR “FARM TO TABLE VIA TABLET” INITIATIVE Better services for affiliated growers and customers

We address water scarcity and potential negative impacts on community water resources by maintaining a careful balance between water demand and supply — and by driving efficiencies in water use. 37 WATER MANAGEMENT Innovating New Methods of Protecting Water. Moisture sensors determine when trees need water and how much (i.e., when they reach full holding capacity), thus reducing run off and wasted water. Limoneira irrigates when trees need the water versus when water is provided by the irrigation company A series of gravity fed ponds that circulate and clean 30M gallons of water annually with natural vegetation, local plants and fine gravels. Use of Water Probes Introduction of a Natural Wastewater System INNOVATIVE MANAGEMENT PRACTICES & TECHNOLOGIES

Financial Performance & Outlook 6

DIVIDENDS PER SHARE GROWTH Driving DPS Growth Through Increased Revenue and Operational Efficiencies. $112 $121 $129 $171 $165 $166 2016 2017 2018 2019 2020 2021 REVENUE ($M) $0.20 $0.22 $0.25 $0.30 $0.30 $0.30 2016 2017 2018 2019 2020 2021 DIVIDENDS PER SHARE Annual dividend has increased by over the past 5 years 50% +8.2% CAGR +8.4% CAGR 39

Streamline operations and sell non - strategic assets 40 Expected Outcomes of New Strategic Objectives and Priorities Increase EBITDA and Dividend Per Share Reduce debt and right - size the balance sheet Improve return on invested capital (ROIC) Transition One World of Citrus to an “asset light” model 1 4 3 5 6 Improve Consistency of earnings 2

# Positioned to Realize Financial Growth in FY 2022.

## Projections

THE COMPANY EXPECTS TO RECEIVE

**$95M+**

from Harvest at Limoneira during next five fiscal years, beginning in FY22.

THE COMPANY EXPECTS

**4.5-5.0M**

cartons of fresh lemons

AND

**6.0-7.0M**

pounds of avocado

**1,000**

Additional acres of non-bearing lemons estimated to become full bearing over the **next four years**

**200**

acres expected to become full bearing in **FY22**.

**Anticipate additional acreage will increase domestic supply of Limoneira-owned lemons from 2020 level by ~50%**

**~1.3M**

Additional fresh cartons

41 FINANCIAL OUTLOOK LIMONEIRA

Q&A

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